UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 13, 2003

(Date of earliest event reported)

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

California

94-2893789
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip code)

(408) 542-5400

(Registrant's telephone number, including area code)

Item 5.  Other Events

At the LOGIC Devices Incorporated Annual Shareholders' Meeting held March 13, 2003, Mr. Brian P. Cardozo was elected as a new member of the Company's board of directors.

In a separate move, the board decided to revise the number of members on the board from five to six. Consequently, all previous members remained on the board, along with the newly elected Mr. Cardozo.

The Company's press release dated March 17, 2003 with respect thereto is annexed to this Report as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)	Financial statements of business acquired: Not applicable.
(b)	Pro forma financial information: Not applicable.
(c)	Exhibits: 99.1 The Company's Press Release dated March 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOGIC Devices Incorporated (Registrant)
Date: March 17, 2003	By: /s/ Kimiko Milheim
Kimiko Milheim
Chief Financial Officer and Principal Accounting Officer

EXHIBIT 99.1

Contact:  Bill Volz, President

(408) 542-5400

FOR IMMEDIATE RELEASE

LOGIC DEVICES ELECTS NEW BOARD MEMBER,

EXPANDS BOARD OF DIRECTORS

SUNNYVALE, Calif. (March 17, 2003) - LOGIC Devices Incorporated (Nasdaq: LOGC) today announced that Mr. Brian P. Cardozo was elected to serve on its board of directors at its Annual Shareholders Meeting held on March 13, 2003. Mr. Cardozo has over 20 years of public accounting experience with the major accounting firms of Touche Ross, Peat Marwick, and BDO Seidman LLP, as well as his own firm, Meredith Cardozo Lanz & Chiu. He is expected to bring his in-depth accounting experience to LOGIC's board.

Mr. Cardozo holds a B.S.C. from Santa Clara University, a MBA in Accounting from Saint Louis University, and a MBA in Finance from Saint Louis University. He was most recently Audit and Financial Services Partner of BDO Seidman LLP and Audit Partner-in-Charge of the San Jose, California office of BDO Seidman LLP. In addition to his years of public accounting experience, he has industry experience with a local Fortune 500 company working in the areas of corporate budgeting, corporate reporting, financial policies, and SEC reporting. Mr. Cardozo has specialized in servicing high-technology, software, manufacturing, distribution, and other industries, ranging from start-ups to large multi-national enterprises. He has provided emerging growth companies with advice ranging from introductions to traditional financial sources, accounting systems consulting, potential financial employees referrals, and merger and acquisition assistance. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and the Association for Corporate Growth. Since May 2000, Brian has been principal owner and operator of San Jose Harley-Davidson and Livermore Harley-Davidson.

In a separate move, the Board decided to expand the number of directors from five to six. As a result, all previous directors remain on the Board, in addition to the newly-elected Mr. Cardozo.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements in this press release regarding expectations of future events are "forward-looking statements" involving risks and uncertainties, including, but not limited to, market acceptance risks, the effect of economic conditions and shifts in supply and demand, the impact of competitive products and pricing, product development, commercialization and technological difficulties, availability of capital, and capacity and supply constraints. Please refer to the Management Discussion and Analysis of Financial Condition and Results of Operations (MD&A) for a discussion of risks in the most recent LOGIC Devices Annual Report on Form 10-K and the quarterly report under Form 10-Q.

Established in 1983, LOGIC Devices is a fabless semiconductor manufacturer providing high-performance, function-specific integrated circuits that are utilized in smart weapons systems and in broadcast studio, medical imaging, and digital telecommunications equipment.